Exhibit 3.1

DEAN HELLER
Secretary of State
[SEAL APPEARS HERE]	206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708

	Articles of Incorporation	FILED # C19658 - 04
	(PURSUANT TO NRS 78)	JUL 23 2004

IN THE OFFICE OF

/s/ Dean Heller
DEAN HELLER, SECRETARY OF STATE

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

1.	Name of Corporation:	ISLAND TANNING & CLOTHING CORP.

2.	Resident Agent	CSC SERVICES OF NEVADA, INC.
	Name and Street	Name
	Address:	502 E JOHN ST.	CARSON CITY,	NEVADA	89706
	____________	Street Address	City		Zip Code
		_____________________________________________________________,		_______________	_______________
		Optional Mailing Address	City	State	Zip Code

3.	Shares:	Number of shares		Number of shares
	____________	with par value: 50000000	Par value: $ .001	without par value:	_______________________

4.	Names &	1. PAULA KEMP-BROWN
	Addresses,	Name
	of Board of	580 SECOND STREET SUITE 102	ENCINITAS,	CA	92024
	Directors/Trustees:	Street Address	City	State	Zip Code

	____________	2. DOROTHY BROWN
Name
		580 SECOND STREET SUITE 102	ENCINITAS,	CA	92024
		Street Address	City	State	Zip Code

3._______________________________________________________________________________________
Name
		_____________________________________________________________,		_______________	_______________
		Street Address	City	State	Zip Code

5.	Purpose:	The purpose of this Corporation shall be:
____________

6.	Names, Address	B. GOULD	/s/ B. GOULD
	and Signature of	Name	Signature
	Incorporator:	502 E JOHN STREET	CARSON CITY,	NV	89706
		Address	City	State	Zip Code

7.	Certificate of	I hereby accept appointment as Resident Agent for the above named corporation.
	Acceptance of	CSC Services of Nevada, Inc.

Appointment of	By:	/s/ B. GOULD	7/23/04
Resident Agent:		Authorized Signature of __ or On Behalf of R.A. Company	Date

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State Form 78 ARTICLES.2003
Revised on: 09/29/03